Clover Health J.P. Morgan Healthcare Conference January 11, 2023

2 This presentation and the accompanying oral presentation include forward-looking statements, including statements regarding future events and Clover Health Investments, Corp.’s (“Clover,” “we,” “our,” or “us”) future results of operations, financial position, business strategy and future plans, and the factors affecting our performance and our objectives for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the risk factors set forth in Clover’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022, including the Risk Factors section therein, and in our other filings with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. The forward-looking statements included in this presentation and the accompanying oral presentation are made as of the date hereof. Except as required by law, Clover undertakes no obligation to update any of these forward-looking statements after the date hereof or to conform these statements to actual results or revised expectations. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "target," "if," "continue," or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, statements regarding expectations relating to Insurance Revenues, Non-Insurance Revenues, Insurance MCR, Non-Insurance MCR, as well as statements regarding expectations related to Clover’s future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this presentation. Disclaimer

3 Our Vision Empowering Medicare Physicians to Identify and Manage Chronic Diseases Earlier

4 Our Strategy Exclusively focused on Medicare. Our business is focused on improving the care of Medicare beneficiaries Focused on wide physician networks. Consumers want physician choice and our products are designed to give them that choice. We aim to work with almost any physician ● PPO in Medicare Advantage ● Fee-for-service value-based programs Focused on technology empowering physicians. We work to make primary care physicians better at identifying and managing disease earlier via our technology platform Clover Assistant

Brady Priest CEO of Home Care _____________________________________________________________________________ >20 years in industry Andrew Toy Chief Executive Officer __________________________________________________________________ >20 years of technology & healthcare leadership 5 Our Leadership Team Scott Leffler Chief Financial Officer _____________________________________________________________________________ >20 years of financial leadership Jamie Reynoso CEO of Medicare Advantage _____________________________________________________________________________ >30 years of healthcare leadership Joseph Martin General Counsel _____________________________________________________________________________ >20 years of legal experience Rachel Fish Chief People Officer _____________________________________________________________________________ >15 years in industry Wendy Richey Chief Compliance Officer _____________________________________________________________________________ >30 years in industry Aric Sharp CEO of Value Based Care _____________________________________________________________________________ >25 years in industry Conrad Wai Chief Technology Officer _____________________________________________________________________________ >15 years of technology experience Vivek Garipalli Executive Chairman _____________________________________________________________________________ >15 years of healthcare leadership

6 Medicare Market Growing and Medicare Advantage Segment Growing Even Faster Source: U.S. Census Bureau - Population Estimates and Projections, Statista, Association of American Medical Colleges (AAMC), CMS, Kaiser Family Foundation. Note: Senior population in millions, Medicare spend in billions of dollars. Senior Population (Aged 65+) in the U.S. Projected Medicare Spending in the U.S.

7 Our Framework to Serve All Medicare Beneficiaries MA plans focused on delivering care on a PPO chassis Projected 2023 Revenue: $1.15B - $1.20B Clover Assistant Data and insights to help physicians detect, identify, and manage disease earlier Medicare Advantage (Insurance Segment) Helping providers move to value-based Original Medicare Projected 2023 Revenue: $0.75B - $0.80B ACO (Non-Insurance Segment) Delivering home-based care management for the most at-risk Currently Serving ~3,300 Primary Care Patients Home Care Practice (Insurance Segment) Managed Care

8 Medicare Advantage (MA) (Insurance Segment) We operate our own MA plans with robust provider networks. Our plans have key differentiators: PPO Centric. We believe that people want choice and narrow networks can only serve a minority of the population Designed for Growth. Popular wide network plans with rich plan benefits aimed at a large total addressable market Not Middlemen. Very little downstream provider delegation; we want to be part of the care continuum Software Powered. Care is managed by PCPs using Clover Assistant Continue favorable MCR trend by prioritizing profitability, enjoy benefit of increased Stars Thoughtful, sustainable revenue growth focusing on improving our returning vs. new member mix, and focus on core markets Optimize core operations for potential significant improvements to SG&A 2023 Strategy Financial Profile (1)Overview (1) For comparison purposes the 2022 projected financial metrics are based on guidance provided in the Company’s November 7, 2022 press release, which has not been updated since issued. 2023 projected financial metrics are based on the Company's January 10, 2023 partial guidance press release.

Our ACO provides Clover Assistant and other tools to providers to help them manage their Original Medicare populations through value-based care Historically Very Fast Growing. Immense provider interest in our model has resulted in access to rapid revenue growth Technology at Scale. Our partnership model relies on data and Clover Assistant Act as a Value-Based Catalyst. We aim to assist providers and act as their on-ramp to value-based Medicare 9 A focus on profitability; we strategically reduced the number of participating physicians in 2023 to prioritize a sub-100% MCR We plan to expand the number of Non-Insurance products we offer to our ACO participants We are investing to improve and expand value-based care offerings 2023 Strategy Financial Profile (1)Overview Accountable Care Organization (ACO) (Non-Insurance Segment) (1) For comparison purposes the 2022 projected financial metrics are based on guidance provided in the Company’s November 7, 2022 press release, which has not been updated since issued. 2023 projected financial metrics are based on the Company's January 10, 2023 partial guidance press release.

Home Care Practice

(Insurance Segment)

Clover Health

Overview

Our home care practice has grown tremendously within New Jersey. Delivering care directly to the most vulnerable Clover MA members in their homes allows us to proactively manage their care and drives down medical costs

Home-Based Primary Care. Serving NJ members in their homes, focused on palliative and supportive care

Readmission Prevention. Clinician delivers in-home, post-discharge assessments and follow-ups aimed at reducing readmissions

Positive Member Experience. Feedback demonstrates member satisfaction, which contributes to higher member retention

Leverages Clover Assistant. All home visits use CA for insights and data sharing

2023 Strategy

★ Expand MA Plan medex under Home Care management to increase savings opportunity by concentrating care with highest-risk member population

★ Continue to scale Readmission Prevention program

★ Investing in new care management tools to increase efficiencies and optimize care

Key Metrics

Targeting 2023 MA Plan Medex Under Home Care Management of

>$150 Million

Currently Serving

~3,300

Primary Care Patients

Net Promoter Score (NPS)

>80

10

11 What is Clover Assistant?

What is Clover Assistant? 12 Physician-centric design has simple onboarding, intuitive interfaces and is capable of integrating with many EHRs Powered by data and machine learning to help empower a wide, diverse network of PCPs CA offers a fulsome, longitudinal picture of the patient to improve care and outcomes CA is at the forefront of interoperability, aiming to improve care coordination Clover Assistant is a cloud-based software platform that empowers Medicare physicians to identify and manage chronic diseases earlier

Clover Assistant is Widely Deployed 13 “Clover Assistant is the most used tool in our office.” “Clover Assistant helps me provide more informed care for my patients, because it gives me data and insights while the patient is sitting in the room with me.” Vikram Gupta, Physician “Clover Assistant leads to an integrated way of taking care of the patient.” “It's a lot of information in a very simple way, so it gives me a clear idea of what I need to do.” Olga Benitez, Physician “The data that I get from Clover Assistant is real time.” “This helps provide me with information to make changes to my patients care plan with data that is up to date.” Marc Feingold, Physician “Clover Assistant has been excellent with helping manage my patients and close the gaps in care - which is the most important thing we have to do as primary care providers.” Ariel Quiñones, Physician … Enabling Physicians to Improve Patient Care ACO Only MA Only ACO & MA

14 Clover Assistant Changes the Timeline of Care

Clover Assistant Helps in Early Treatment of Diabetes 15 -100 100 Diabetes Medication Management Often Begins After a Clover Assistant Visit 50-50 Note: Data includes cohort of members who have no previously recorded diagnosis of diabetes, have been flagged by the ‘at-risk’ algorithm in Clover Assistant, and where the doctor has a visit (2018 - 2022) informed by Clover Assistant data & the doctor confirms diabetes. Clover Assistant parses multiple datasets using AI/ML for insights that may signal whether a member has a risk of disease When a physician is prompted to consider diabetes at the point of care by Clover Assistant, we find that diabetes is often then diagnosed and medication prescribed, even when there has never been diabetes identified or medication prescribed previously

PCPs Detect CKD Earlier Once Adopting CA 16 Clover Assistant helps track Glomerular filtration rate (GFR) When a member’s GFR declines to a certain range, Clover Assistant prompts the PCP to consider CKD Stage 3 Clover Assistant helps PCPs identify CKD earlier in the disease’s progression Worse Better (*) Kidney Functionality measured via GFR (Glomerular Filtration Rate) After CA Adoption Before CA Adoption *

17 2023 Focus

18 Manage Capital Prudently - Strong Liquidity Position Provides Space to Manage our Path to Profitability Prioritizing Profitability as our Top Focus. Growth Returns After Profitability Capture Operational Efficiencies to Optimize SG&A and Reduce Spend Price our Insurance (MA) Plans for Profitability to Improve Margins 1 5 2 4 3 Aim to Deliver Gross Profit in our Non-Insurance Line of Business Our 2023 Goal: Shareholder Value